SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  APRIL 2, 1998



                                 EQUITEX, INC.
             ------------------------------------------------------
             (Exact Name of registrant as specified in its charter)


DELAWARE                               0-12374                        84-0905189
----------------------------    ------------------------  ----------------------
(State or other jurisdiction    (Commission File Number)           (IRS Employer
of incorporation)                                         identification number)


7315 EAST PEAKVIEW AVENUE
ENGLEWOOD, COLORADO                                                        80111
----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)


                                 (303) 796-8940
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS


     In November 1997, the Registrant was advised by the Nasdaq Stock Market that it planned to delist the Registrant from the Nasdaq National Market because the Registrant did not meet the Nasdaq National Market maintenance standards at September 30, 1998. The Registrant appealed Nasdaq's determination and requested a hearing which was held on February 19, 1998. At that hearing, Nasdaq determined the Registrant's securities should be transferred to The Nasdaq SmallCap Market. Effective March 13, 1998, the Registrant's common stock began trading on The Nasdaq SmallCap Market under the symbol EQTXC. In transferring the Registrant's common stock, Nasdaq granted the Registrant a waiver of the initial $4.00 per share bid price requirement and a temporary exception to the net tangible assets requirement. The exception requires the Registrant, among other things, to make a public filing with the SEC and Nasdaq on or before April 15, 1998 which includes a February 28, 1998 balance sheet with pro forma adjustments for any significant transactions or events occurring on or before the filing date. The February 28, 1998 balance sheet must demonstrate net tangible assets in excess of $4,000,000 as adjusted. When Nasdaq is in receipt of the required documents which demonstrate compliance with the terms of the exception, the "C" will be removed from the Registrant's symbol and the common stock will continue to trade on The Nasdaq SmallCap Market under the symbol EQTX. If the Registrant fails to comply with any of the terms of the exception, its securities will be immediately delisted from the Nasdaq Stock Market.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Businesses Acquired.

          Not Applicable

(b)  Pro Forma Financial Information.

          Included with this report is the Registrant's pro forma unaudited statement of assets and liabilities as of February 28, 1998 with pro forma adjustments for significant transactions or events which occurred between February 28, 1998 and the filing of this report.

(c)  Exhibits.

          Not Applicable

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
                                  EQUITEX, INC.
             UNAUDITED PRO FORMA STATEMENT OF ASSETS AND LIABILITIES



         The accompanying unaudited pro forma statement of assets and liabilities as of February 28, 1998 provides pro forma adjustments for significant transactions which have occurred since February 28, 1998 and the filing of this report.

         The unaudited pro forma statement of assets and liabilities should be read in conjunction with the historical financial statements of the Registrant. The unaudited pro forma statement of assets and liabilities does not purport to be indicative of the financial position of the Registrant had the significant transactions occurred on February 28, 1998.

                                  EQUITEX, INC.
             UNAUDITED PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
                                FEBRUARY 28, 1998

                                                                            Pro Forma       Pro Forma
                                                     Equitex, Inc.         Adjustments     Consolidated
                                                     -------------         -----------     ------------
                                                      (unaudited)
ASSETS
Investments, at fair value:
Securities, (cost of $3,917,140 in 1998)              $ 4,510,362      (1)  $   186,571     $ 4,696,933
Notes receivable, net of allowance
   for uncollectible accounts of $508,380 in 1998         606,403      (2)     (150,000)        456,403
Accrued interest receivable, net of
   allowance for uncollectible interest of 35              12,488                                12,488
Trade receivables, net of allowance of $9,980             221,688                               221,688
                                                      -----------           -----------     -----------
                                                        5,350,941                36,571       5,387,512

Cash - unrestricted                                        28,501    (2,3)       41,301          69,802
Restricted cash held in escrow                            300,000                               300,000
Deferred income taxes                                     150,789                               150,789
Income taxes refundable                                     2,150                                 2,150
Furniture and equipment, net of
   accumulated depreciation of $117,751                    32,105                                32,105
Prepaid expenses                                           17,946                                17,946
                                                      -----------           -----------     -----------
                                                      $ 5,882,432           $    77,872     $ 5,960,304
                                                      ===========           ===========     ===========
LIABILITIES
Liabilities
   Notes payable to others                                100,000                               100,000
   Accounts payable and other accrued
     liabilities                                          167,613      (4)       46,301         213,914
   Accounts payable to brokers                            732,074                               732,074
   Accrued bonus to officer                               330,532      (3)     (155,000)        175,532
                                                      -----------           -----------     -----------
                                                        1,330,219              (108,699)      1,221,520
Net Assets
   Preferred stock, par value $.01;
     2,000,000 shares authorized;
     no shares issued
   Common stock, par value $.02;
     7,500,000 shares authorized;
     3,824,465 issued;
     3,791,115 outstanding                                 76,489                                76,489
   Additional paid-in capital                           4,885,175                             4,885,175
Retained earnings
   Accumulated deficit prior to becoming a BDC           (118,874)                             (118,874)
   Accumulated net investment loss                    (13,330,880)                          (13,330,880)
   Accumulated net realized gains from sales
     and permanent write-downs of investments          12,561,118                            12,561,118
   Unrealized net gains on investments (net of
     deferred income taxes of $0 in 1998)                 593,222      (1)      186,571         779,793
Less: treasury stock at cost (33,350 shares)             (114,037)                             (114,037)
                                                      -----------           -----------     -----------
                                                        4,552,213               186,571       4,738,784
                                                      -----------           -----------     -----------
                                                      $ 5,882,432           $    77,872     $ 5,960,304
                                                      ===========           ===========     ===========

See accompanying notes to the unaudited pro forma statements of assets and liabilities.

                                  EQUITEX, INC.
      NOTES TO THE UNAUDITED PRO FORMA STATEMENT OF ASSETS AND LIABILITIES

                                FEBRUARY 28, 1998


(1) To record the change in the value of the Registrant's investments at March 31, 1998.

(2) To record the payment of a note receivable from an unaffiliated third party on March 23, 1998.

(3)  To record the payment of accrued bonus to officer on March 31, 1998.

(4)  To record accrual of taxes on payment of accrued bonus to officer.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       EQUITEX, INC.
                                       -------------
                                       (Registrant)


Date: April 2, 1998                    /S/ THOMAS B. OLSON
      -------------                    -----------------------------------
                                       Thomas B. Olson, Secretary







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